UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 30, 2005
DISCOVERY BANCORP
Incorporated Under the Laws of the State of California

333-122090 Commission File Number	20-1814766 I.R.S. Employer Identification Number
338 Via Vera Cruz
San Marcos, California 92078
(760) 736-8900
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(c)(1)	Effective September 30, 2005, Martin McNabb was appointed Executive Vice President and Chief Financial Officer of Discovery Bancorp and its wholly-owned subsidiary, Discovery Bank. Mr. McNabb replaces Lou Ellen Ficke, Discovery Bancorp’s and Discovery Bank’s previous Chief Financial Officer, who resigned from the position with both companies effective September 30, 2005.

(2)	The information required by the provisions of Item 5.02(c)(2) is disclosed in the section entitled “Management” in the Pre-Effective Amendment No. 1 to the Registration Statement on Form SB-2 filed by Discovery Bancorp on July 27, 2005 and is incorporated herein by this reference.

(3)	The information required by the provisions of Item 5.02(c)(3) is disclosed in the section entitled “Management” in the Pre-Effective Amendment No. 1 to the Registration Statement on Form SB-2 filed by Discovery Bancorp on July 27, 2005 and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.
*	The section entitled “Management” in the Pre-Effective Amendment No. 1 to the Registration Statement on Form SB-2 filed by Discovery Bancorp on July 27, 2005 (incorporated herein by this reference).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVERY BANCORP
Date: October 6, 2005	By:	/s/ James P. Kelley, II
James P. Kelley, II
President and Chief Executive Officer